UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2009

American Century Investments

International Bond Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Table of Contents

Market Perspective	2
Major Currency and Global Bond Market Returns	2

International Bond

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Bond Holdings by Country	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	33

Other Information

Management	34
Approval of Management Agreement	37
Additional Information	42
Index Definitions	43

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Dave MacEwen, Chief Investment Officer, Fixed Income

Global Economic and Financial Turmoil Lifted International Bonds

International fixed-income markets rallied during the 12 months ended June 30, 2009, amid a global economic downturn and a liquidity crisis in the credit markets that threatened the stability of the worldwide financial system.

The 12-month period marked the first time since World War II that the U.S., Europe, and Japan were all in recession simultaneously. The impact of the global economic slowdown even spread to many emerging economies as exports to developed countries waned. The economic malaise was exacerbated by a lack of liquidity in the credit markets, which led to tighter credit conditions and a capital crisis in the financial sector, ultimately driving several major financial institutions into insolvency.

In response, many of the world’s central banks lowered short-term interest rates to historically low levels and provided capital infusions to the financial system to boost liquidity. Nonetheless, the economic and financial turbulence led to a “flight to quality” as investors around the globe fled riskier assets in favor of the relative safety of government bonds. The increase in demand produced a robust rally in global government bond markets for much of the 12-month period.

Market conditions changed late in the period as early signs of economic stabilization and improving credit conditions caused investors to shift back toward riskier investments. This change in sentiment, along with an increase in supply as government debt issuance expanded to fund fiscal stimulus programs, led to a pullback in government bond markets worldwide.

Stronger U.S. Dollar Restrained Foreign Bond Returns

During the flight to quality in the last half of 2008 and early 2009, many investors sought out the U.S. Treasury bond market as a safe haven against the tumult in the global financial markets. Growing demand for Treasury securities caused the U.S. dollar to strengthen against many of the world’s currencies, muting foreign bond returns for U.S. investors (see the table below). The lone exception was the Japanese yen, which rallied against the dollar as investors unwound the “yen carry” trade, which involved borrowing at low rates in Japan and investing in higher-yielding debt elsewhere.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2009
Currency Returns
U.S. Dollar vs. Euro	12.27%
U.S. Dollar vs. Japanese Yen	–9.27%
International Bond Market Returns (in dollars)
JPMorgan Government Bond Index — Global, excluding U.S.	4.59%
JPMorgan Global Traded Government Bond Index	4.83%

Performance
International Bond

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	0.16%	5.52%	6.35%	6.41%	1/7/92
Fund benchmark(1)	1.01%	6.94%	7.62%	7.11%(2)	—
JPMorgan Global Traded
Government Bond Index	4.83%	6.14%	6.53%	6.53%(2)	—
Institutional Class	0.34%	—	—	5.91%	8/2/04
A Class(3)					10/27/98
No sales charge*	-0.08%	5.22%	6.07%	4.82%
With sales charge*	-4.58%	4.26%	5.58%	4.36%
B Class					9/28/07
No sales charge*	-0.88%	—	—	3.06%
With sales charge*	-4.88%	—	—	0.82%
C Class	-0.88%	—	—	3.06%	9/28/07
R Class	-0.40%	—	—	3.56%	9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	See Index Definitions page.
(2)	Since 12/31/91, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

International Bond

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-2.64%	-6.23%	18.64%	22.17%	6.93%	8.30%	0.74%	4.08%	15.03%	0.16%
Fund benchmark	-1.18%	-5.97%	19.78%	24.06%	7.90%	9.81%	1.94%	4.75%	18.10%	1.01%
JPMorgan Global
Traded Government
Bond Index	2.70%	-2.55%	13.73%	16.57%	5.36%	7.82%	-0.58%	2.70%	16.72%	4.83%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class

0.82%	0.62%	1.07%	1.82%	1.82%	1.32%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future to position results. Current chart performance on chart above may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
International Bond

Portfolio Managers: John Lovito and Federico Garcia Zamora

Performance Summary

International Bond returned 0.16%* for the fiscal year ended June 30, 2009. By comparison, the JPMorgan Global Traded Government Bond Index (JPM GTGBI) returned 4.83%, while the fund’s benchmark—the JPM GTGBI with the U.S. excluded and Japan weighted at 15%—returned 1.01%.

Reflecting the broad rally in government bonds worldwide, the JPM GTGBI generated solid gains for the 12-month period. The fund and its benchmark also advanced, though they posted much more modest returns. One contributing factor to the lower returns of the fund and benchmark was a lack of exposure to the U.S., which was one of the best-performing bond markets in U.S. dollar terms. A smaller weighting in Japan also muted performance for the fund and benchmark as the Japanese yen rallied against other major currencies, boosting Japanese bond returns.

International Bond’s slight positive return trailed the performance of its custom benchmark for the 12 months, with much of the underperformance occurring in the first half of the period. It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.

Portfolio Positioning

We took over as co-managers of International Bond from J.P. Morgan Investment Management at the beginning of February 2009. We inherited a portfolio with a longer duration (greater interest rate sensitivity) than the benchmark, which contributed positively to performance in the last half of 2008 as central banks around the world lowered interest rates. However, we shifted the portfolio’s duration back to neutral relative to the benchmark in early 2009, reducing the interest rate sensitivity of the portfolio after a substantial bond market rally, and we maintained this neutral position through the end of the period.

International Bond also had a notable weighting in non-government bonds, comprising more than a quarter of the portfolio at the time we began managing the fund. This positioning was a drag on performance in late 2008, when non-government bonds were negatively impacted by the worsening economic downturn and illiquidity in the credit markets, but they outperformed during the last few months of the period. We reduced the portfolio’s position in non-government bonds to approximately 20% of the portfolio, and we plan to further decrease our holdings on a selective basis as opportunities permit.

In the last few months of the period, we made some tactical adjustments to the portfolio’s country weightings, reflecting our investment strategy’s emphasis on relative value. We reduced the fund’s exposure to the U.K. bond market, which had performed well in early 2009, and shifted those assets into continental Europe, which had been a fund underweight but

*All fund returns referenced in this commentary are for Investor Class shares.

International Bond

became more attractive from a relative value standpoint. By the end of the reporting period, the portfolio held overweight positions in the euro-zone, Sweden, and New Zealand, with corresponding underweights in Japan, the U.K., and Australia.

Currency Strategy Added Value

Portfolio performance benefited from our currency positioning during the 12 months. For much of the period, we held an overweight position in the Japanese yen, which rallied against the other major currencies. An underweight position in the euro also contributed favorably to performance, particularly in the last half of 2008.

Toward the end of the period, as interest rates in Europe and Australia began to converge with the U.S. and Japan, we shifted to underweight positions in both the U.S. dollar and the Japanese yen. In contrast, we emphasized the more cyclical currencies—such as Australia, New Zealand, and Canada—as well as European currencies with strong fundamentals, such as Norway. Each of these currencies fared well late in the period as economic expectations increased.

A Look Ahead

We expect the global economic downturn to persist through the end of the year as consumers and businesses continue to deleverage. The most extreme price dislocations have corrected in recent months, leading to more logical relative values in both the bond and currency markets. As a result, we expect international bonds to remain in a trading range as investors assess whether forthcoming economic data justifies the recent optimism about economic conditions and how well the markets are digesting the increased supply of government bonds.

Within the portfolio, our focus will remain on high-quality bonds, with an additional emphasis on countries and currencies that offer the most attractive relative values. From a currency perspective, trade and growth dynamics do not favor the U.S. dollar, so we anticipate remaining underweight.

International Bond

Portfolio at a Glance
	As of 6/30/09	As of 6/30/08
Weighted Average Life	9.1 years	9.0 years
Average Duration (Effective)	6.5 years	6.7 years*
*The calculation as of June 30, 2008 was based on modified average duration.

Bond Holdings by Country
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Germany*	22.8%	15.0%
United Kingdom	11.0%	9.5%
Japan	10.4%	15.0%
Italy*	8.1%	7.5%
France*	6.1%	6.6%
Canada	5.6%	4.9%
Spain*	4.8%	8.7%
Finland*	4.8%	4.9%
Multi-National	4.7%	4.2%
Denmark	4.5%	4.2%
Belgium*	4.4%	4.8%
Netherlands*	4.2%	4.1%
Sweden	3.2%	3.6%
New Zealand	1.7%	—
Australia	0.5%	0.5%
Ireland*	—	2.3%
United States	0.1%	—
Cash and Equivalents**	3.1%	4.2%
* These countries are members of the euro-zone.
**Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Government Bonds	76.7%	69.2%
Credit	20.1%	26.0%
Short-Term Investments	0.1%	0.6%
Temporary Cash Investments	0.7%	3.3%
Other Assets and Liabilities	2.4%	0.9%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,019.10	$4.21	0.84%
Institutional Class	$1,000	$1,019.80	$3.21	0.64%
A Class	$1,000	$1,017.80	$5.45	1.09%
B Class	$1,000	$1,013.40	$9.19	1.84%
C Class	$1,000	$1,013.40	$9.19	1.84%
R Class	$1,000	$1,016.30	$6.70	1.34%
Hypothetical
Investor Class	$1,000	$1,020.63	$4.21	0.84%
Institutional Class	$1,000	$1,021.62	$3.21	0.64%
A Class	$1,000	$1,019.39	$5.46	1.09%
B Class	$1,000	$1,015.67	$9.20	1.84%
C Class	$1,000	$1,015.67	$9.20	1.84%
R Class	$1,000	$1,018.15	$6.71	1.34%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
International Bond

JUNE 30, 2009

		Principal				Principal
		Amount	Value			Amount	Value
Government Bonds — 76.7%				German Federal
				Republic,
BELGIUM — 4.4%				4.75%, 7/4/34(1)	EUR	12,980,000	$ 19,405,506
Kingdom of Belgium,				German Federal
4.00%, 3/28/18(1)	EUR	52,000,000	$ 73,988,368	Republic,
CANADA — 3.9%				4.25%, 7/4/39(1)	EUR	1,980,000	2,807,839
Government							251,079,949
of Canada,				ITALY — 8.1%
3.75%, 6/1/12(1)	CAD	22,000,000	19,933,818	Republic of Italy,
Government				5.25%, 8/1/17(1)	EUR	44,550,000	68,342,309
of Canada,
5.00%, 6/1/14(1)	CAD	28,500,000	27,363,822	Republic of Italy,
				5.00%, 8/1/34(1)	EUR	32,070,000	43,899,261
Government				Republic of Italy,
of Canada,				4.00%, 2/1/37(1)	EUR	20,100,000	23,478,836
5.75%, 6/1/33(1)	CAD	15,701,000	17,170,467
			64,468,107				135,720,406
DENMARK — 4.5%				JAPAN — 9.6%
				Government of Japan,
Kingdom of Denmark,				1.20%, 3/20/12(1)	JPY	5,670,000,000	60,130,722
6.00%, 11/15/09(1)	DKK	197,000,000	37,691,277
				Government of Japan,
Kingdom of Denmark,				1.20%, 6/20/15(1)	JPY	2,350,000,000	24,880,288
5.00%, 11/15/13(1)	DKK	180,000,000	36,830,039
			74,521,316	Government of Japan,
				1.80%, 6/20/18(1)	JPY	1,580,000,000	17,198,194
FINLAND — 4.8%				Government of Japan,
Government				1.50%, 9/20/18(1)	JPY	2,650,000,000	28,077,869
of Finland,
4.25%, 9/15/12(1)	EUR	53,100,000	79,245,297	Government of Japan,
				2.10%, 12/20/26(1)	JPY	1,701,000,000	17,865,559
FRANCE — 4.4%				Government of Japan,
Government				2.40%, 3/20/37(1)	JPY	1,100,000,000	11,949,459
of France,							160,102,091
3.25%, 4/25/16(1)	EUR	6,100,000	8,591,546
Government				NETHERLANDS — 4.2%
of France,				Kingdom of
5.50%, 4/25/29(1)	EUR	17,900,000	28,886,958	Netherlands,
Government				4.25%, 7/15/13(1)	EUR	27,000,000	40,419,933
of France,				Kingdom of
5.75%, 10/25/32(1)	EUR	5,700,000	9,572,233	Netherlands,
Government				4.00%, 7/15/16	EUR	7,350,000	10,727,675
of France,				Kingdom of
4.75%, 4/25/35(1)	EUR	18,180,000	26,946,411	Netherlands,
				4.00%, 1/15/37(1)	EUR	14,250,000	19,002,476
			73,997,148
GERMANY — 15.1%							70,150,084
German Federal				NEW ZEALAND — 1.7%
Republic,				Kingdom of
3.50%, 1/4/16(1)	EUR	54,700,000	79,291,814	New Zealand,
German Federal				6.00%, 12/15/17(1)	NZD	45,000,000	29,166,714
Republic,				SPAIN — 4.7%
3.75%, 1/4/19(1)	EUR	81,300,000	117,927,181	Government of Spain,
German Federal				5.40%, 7/30/11(1)	EUR	52,050,000	78,603,077
Republic,
5.625%, 1/4/28(1)	EUR	19,340,000	31,647,609

International Bond

		Principal				Principal
		Amount	Value			Amount	Value
SWEDEN — 3.2%				GERMANY — 7.7%
Government				Eurohypo AG,
of Sweden,				(Covered Bond),
5.25%, 3/15/11	SEK	100,000,000	$ 13,856,494	3.75%, 4/11/11(1)	EUR	44,300,000	$ 63,672,132
Government				KfW, MTN, 5.50%,
of Sweden,				9/15/09(1)	GBP	21,900,000	36,328,675
5.50%, 10/8/12(1)	SEK	132,860,000	19,068,643	Landesbank Baden-
Government				Wurttemberg, MTN,
of Sweden,				4.50%, 10/5/12	EUR	19,000,000	28,156,484
6.75%, 5/5/14(1)	SEK	130,300,000	20,011,373				128,157,291
			52,936,510	JAPAN — 0.8%
UNITED KINGDOM — 8.1%				Development
Government of				Bank of Japan,
United Kingdom,				2.30%, 3/19/26(1)	JPY	1,280,000,000	13,428,992
5.00%, 3/7/12(1)	GBP	25,700,000	45,277,928	MULTI-NATIONAL — 4.7%
Government of				European Investment
United Kingdom,				Bank, 5.375%,
4.75%, 9/7/15(1)	GBP	9,270,000	16,792,377	10/15/12(1)	EUR	39,000,000	59,913,688
Government of				European Investment
United Kingdom,				Bank, MTN, 4.75%,
4.50%, 3/7/19(1)	GBP	3,650,000	6,396,319	6/6/12	GBP	10,550,000	18,257,247
Government of							78,170,935
United Kingdom,
8.00%, 6/7/21(1)	GBP	3,100,000	7,156,697	SPAIN — 0.1%
Government of				FTA Santander Auto,
United Kingdom,				Class A, VRN, 1.31%,
4.25%, 6/7/32(1)	GBP	9,270,000	15,047,952	8/25/09, resets
				quarterly off the
Government of				3-month Euribor plus
United Kingdom,				0.06% with no caps(1)	EUR	1,254,826	1,715,944
4.50%, 12/7/42(1)	GBP	26,700,000	44,725,122
				UNITED KINGDOM — 2.9%
			135,396,395	Network Rail
TOTAL GOVERNMENT BONDS				Infrastructure Finance
(Cost $1,264,646,900)			1,279,375,462	plc, MTN, 4.75%,
				11/29/35(1)	GBP	12,550,000	20,897,918
Credit — 20.1%				Royal Bank of
AUSTRALIA — 0.5%				Scotland Group
New South Wales				plc, MTN, 3.25%,
Treasury Corp.,				1/25/13(1)	EUR	20,000,000	27,019,648
5.50%, 3/1/17(1)	AUD	12,100,000	9,374,310
							47,917,566
CANADA — 1.7%				TOTAL CREDIT
Royal Bank of				(Cost $329,651,758)			335,357,212
Canada, MTN,
4.50%, 11/5/12(1)	EUR	20,000,000	28,723,157	Short-Term Investments — 0.1%
FRANCE — 1.7%				UNITED STATES — 0.1%
Compagnie de				U.S. Treasury Bills,
Financement				0.12%, 7/30/09(1)(2)
Foncier, MTN,				(Cost $1,499,853)	USD	1,500,000	1,499,817
1.25%, 12/1/11(1)	JPY	2,750,000,000	27,869,017

International Bond

	Shares	Value
Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	235	$ 235
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.625%, 6/30/14,
valued at $11,734,683), in a joint trading
account at 0.01%, dated 6/30/09, due
7/1/09 (Delivery value $11,517,003)		11,517,000
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.75%, 2/15/37, valued
at $586,175), in a joint trading account
at 0.01%, dated 6/30/09, due 7/1/09
(Delivery value $573,000)		573,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $12,090,235)		12,090,235
TOTAL INVESTMENT
SECURITIES — 97.6%
(Cost $1,607,888,746)		1,628,322,726
OTHER ASSETS
AND LIABILITIES — 2.4%		39,726,905
TOTAL NET ASSETS — 100.0%		$1,668,049,631

Futures Contracts
			Underlying Face	Unrealized
Contracts Purchased		Expiration Date	Amount at Value	Gain (Loss)
20	Euro-Bund 10-Year Bond Future	September 2009	$ 3,397,142	$ 90,227
550	Euro-Schatz 2-Year Bond Future	September 2009	83,252,133	429,900
113	U.S. Treasury 10-Year Note Future	September 2009	13,138,016	298,730
			$99,787,291	$818,857

			Underlying Face	Unrealized
Contracts Sold		Expiration Date	Amount at Value	Gain (Loss)
130	Australia 10-Year Bond Future	September 2009	$10,874,179	$ (93,944)
31	Canada 10-Year Bond Future	September 2009	3,231,793	(20,672)
2	Japan 10-Year Bond Future	September 2009	2,867,078	(13,347)
43	Long Gilt 10-Year Bond Future	September 2009	8,353,404	(37,073)
			$25,326,454	$(165,036)

International Bond

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
24,981,044	SEK for AUD	8/28/09	$ 3,237,723	$ (24,684)
288,300,000	DKK for USD	8/28/09	54,259,044	280,900
16,148,883	GBP for USD	8/28/09	26,566,689	92,049
43,807,043	NZD for USD	8/28/09	28,168,805	(7,666)
264,804,639	SEK for USD	8/28/09	34,320,591	(236,691)
			$146,552,852	$ 103,908
(Value on Settlement Date $146,656,760)

Contracts to Buy		Settlement Date	Value	Unrealized Gain (Loss)
4,000,000	AUD for SEK	8/28/09	$ 3,209,480	$ (3,560)
8,903,000	AUD for USD	8/28/09	7,143,500	(12,731)
7,682,395	CAD for USD	8/28/09	6,606,921	(87,569)
2,213,060	CHF for USD	8/28/09	2,038,203	(1,164)
67,533,692	EUR for USD	8/28/09	94,739,639	(474,627)
850,000	EUR for USD	8/28/09	1,192,422	(2,406)
3,023,842,637	JPY for USD	8/28/09	31,409,612	(350,438)
124,431,912	NOK for USD	8/28/09	19,322,416	(48,036)
1,000,000	NZD for USD	8/28/09	643,020	640
			$166,305,213	$(979,891)
(Value on Settlement Date $167,285,104)

Notes to Schedule of Investments
AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
EUR = Euro
Euribor = Euro Interbank Offered Rate
GBP = British Pound
JPY = Japanese Yen
MTN = Medium Term Note
NOK = Norwegian Krona
NZD = New Zealand Dollar
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $125,114,000.
(2) The rate indicated is the yield to maturity at purchase.

Geographic classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $1,607,888,746)	$1,628,322,726
Foreign currency holdings, at value (cost of $9,063,097)	9,277,599
Receivable for capital shares sold	3,706,064
Receivable for forward foreign currency exchange contracts	373,589
Receivable for variation margin on futures contracts	75,776
Interest receivable	31,314,911
1,673,070,665

Liabilities
Payable for capital shares redeemed	2,651,948
Payable for forward foreign currency exchange contracts	1,249,572
Payable for variation margin on futures contracts	38,379
Accrued management fees	1,059,903
Distribution fees payable	1,639
Service fees (and distribution fees — A Class and R Class) payable	19,593
5,021,034

Net Assets	$1,668,049,631

See Notes to Financial Statements.

JUNE 30, 2009
Net Assets Consist of:
Capital paid in	$1,599,864,523
Undistributed net investment income	54,731,562
Accumulated net realized loss on investment and foreign currency transactions	(8,353,575)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	21,807,121
$1,668,049,631

Investor Class
Net assets	$1,343,268,197
Shares outstanding	93,409,861
Net asset value per share	$14.38

Institutional Class
Net assets	$228,894,975
Shares outstanding	15,910,634
Net asset value per share	$14.39

A Class
Net assets	$92,778,187
Shares outstanding	6,475,737
Net asset value per share	$14.33
Maximum offering price (net asset value divided by 0.955)	$15.01

B Class
Net assets	$200,517
Shares outstanding	13,989
Net asset value per share	$14.33

C Class
Net assets	$2,805,793
Shares outstanding	195,763
Net asset value per share	$14.33

R Class
Net assets	$101,962
Shares outstanding	7,104
Net asset value per share	$14.35

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $346,095)	$ 69,719,772

Expenses:
Management fees	14,178,253
Distribution fees:
B Class	1,557
C Class	13,921
Service fees:
B Class	519
C Class	4,640
Distribution and service fees:
A Class	257,726
R Class	272
Trustees’ fees and expenses	140,260
Other expenses	115,356
14,712,504

Net investment income (loss)	55,007,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(10,387,620)
Futures contract transactions	30,184,486
Foreign currency transactions	(9,458,678)
10,338,188

Change in net unrealized appreciation (depreciation) on:
Investments	108,320,590
Futures contracts	7,068,955
Translation of assets and liabilities in foreign currencies	(221,678,175)
(106,288,630)

Net realized and unrealized gain (loss)	(95,950,442)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (40,943,174)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 55,007,268	$ 59,286,588
Net realized gain (loss)	10,338,188	91,922,479
Change in net unrealized appreciation (depreciation)	(106,288,630)	100,361,094
Net increase (decrease) in net assets resulting from operations	(40,943,174)	251,570,161

Distributions to Shareholders
From net investment income:
Investor Class	(60,876,073)	(66,007,588)
Institutional Class	(10,199,248)	(6,253,078)
A Class	(3,968,571)	(3,465,855)
B Class	(6,286)	(1,894)
C Class	(42,029)	(9,293)
R Class	(1,257)	(738)
From net realized gains:
Investor Class	(22,068,782)	—
Institutional Class	(3,027,750)	—
A Class	(1,504,228)	—
B Class	(3,188)	—
C Class	(26,835)	—
R Class	(651)	—
Decrease in net assets from distributions	(101,724,898)	(75,738,446)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(377,388,866)	389,376,027

Net increase (decrease) in net assets	(520,056,938)	565,207,742

Net Assets
Beginning of period	2,188,106,569	1,622,898,827
End of period	$1,668,049,631	$2,188,106,569

Undistributed net investment income	$54,731,562	$56,689,087

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class, C Class and R Class commenced on September 28, 2007.

Security Valuations — Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.

The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2009 was 0.81% for all classes except Institutional Class, which was 0.61%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

ACIM had entered into a Subadvisory Agreement with J.P. Morgan Investment Management, Inc. (JPMIM) (the subadvisor) on behalf of the fund. The subadvisor made investment decisions for the fund in accordance with the fund’s investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM paid all costs associated with retaining JPMIM as the subadvisor of the fund. Effective January 30, 2009, ACIM terminated the Subadvisory Agreement with JPMIM on behalf of the fund. ACIM assumed the day-to-day management responsibilities performed by the subadvisor. The termination of the Subadvisory Agreement was approved by the Board of Trustees on November 5, 2008.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by JPMIM. The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). Effective September 6, 2008, JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009, were $1,076,957,726 and $1,405,781,792, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2009		Year ended June 30, 2008(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,395,241	$ 371,431,044	58,703,188	$ 880,473,144
Issued in reinvestment of distributions	5,338,410	75,453,308	3,769,662	54,589,092
Redeemed	(58,006,394)	(797,652,223)	(48,003,046)	(719,473,998)
	(26,272,743)	(350,767,871)	14,469,804	215,588,238
Institutional Class
Sold	12,210,268	173,604,284	11,397,882	170,946,406
Issued in reinvestment of distributions	443,728	6,279,180	119,470	1,730,588
Redeemed	(13,258,267)	(184,181,565)	(2,981,828)	(45,027,507)
	(604,271)	(4,298,101)	8,535,524	127,649,487
A Class
Sold	2,772,369	38,984,210	5,580,843	83,449,898
Issued in reinvestment of distributions	370,978	5,228,463	223,013	3,221,526
Redeemed	(4,951,082)	(67,957,897)	(2,844,388)	(42,344,326)
	(1,807,735)	(23,745,224)	2,959,468	44,327,098
B Class
Sold	4,089	57,297	20,724	314,737
Issued in reinvestment of distributions	347	4,892	75	1,085
Redeemed	(7,620)	(103,971)	(3,626)	(56,152)
	(3,184)	(41,782)	17,173	259,670
C Class
Sold	172,495	2,428,880	131,172	2,009,242
Issued in reinvestment of distributions	3,313	46,989	524	7,632
Redeemed	(79,547)	(1,084,489)	(32,194)	(492,185)
	96,261	1,391,380	99,502	1,524,689
R Class
Sold	5,549	76,563	1,872	27,300
Issued in reinvestment of distributions	135	1,908	51	738
Redeemed	(428)	(5,739)	(75)	(1,193)
	5,256	72,732	1,848	26,845
Net increase (decrease)	(28,586,416)	$(377,388,866)	26,083,319	$ 389,376,027

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B Class, C Class and R Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Government Bonds	—	$1,279,375,462	—
Credit	—	335,357,212	—
Short-Term Investments	—	1,499,817	—
Temporary Cash Investments	$235	12,090,000	—
Total Value of Investment Securities	$235	$1,628,322,491	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(875,983)	—
Futures Contracts	$298,730	355,091	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$298,730	$(520,892)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. During the year ended June 30, 2009, the fund participated in forward foreign currency exchange contracts.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended June 30, 2009, the fund purchased and sold futures contracts.

Value of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign	$373,589	Payable for forward foreign	$1,249,572
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	75,776	Payable for variation margin	38,379
	on futures contracts		on futures contracts
		$449,365		$1,287,951

Effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2009:

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations		of Operations
Foreign Currency Risk	Net realized gain (loss) on	$(15,189,341)	Change in net unrealized	$ 7,753,160
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	30,184,486	Change in net unrealized	7,068,955
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$ 14,995,145		$14,822,115

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the fund’s typical volume.

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended June 30, 2009, the fund did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$100,918,415	$75,738,446
Long-term capital gains	$806,483	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of foreign currency gains, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$1,608,684,814
Gross tax appreciation of investments	$ 72,894,821
Gross tax depreciation of investments	(53,256,909)
Net tax appreciation (depreciation) of investments	$ 19,637,912
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ 2,231,294
Net tax appreciation (depreciation)	$21,869,206
Undistributed ordinary income	$54,198,138
Accumulated capital losses	$(3,310,422)
Capital loss deferral	$(4,571,814)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. The capital loss carryovers expire in 2017.

The capital loss deferral listed above represents net capital losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $806,483, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended June 30, 2009.

The fund hereby designates $25,820,686 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Financial Highlights
International Bond

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$15.13	$13.69	$13.78	$13.03	$14.76	$13.64
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.43	0.45	0.20	0.34	0.30	0.36
Net Realized and
Unrealized Gain (Loss)	(0.43)	1.58	(0.26)	0.73	(1.49)	1.40
Total From
Investment Operations	—(4)	2.03	(0.06)	1.07	(1.19)	1.76
Distributions
From Net
Investment Income	(0.54)	(0.59)	(0.03)	(0.31)	(0.41)	(0.59)
From Net Realized Gains	(0.21)	—	—	(0.01)	(0.13)	(0.05)
Total Distributions	(0.75)	(0.59)	(0.03)	(0.32)	(0.54)	(0.64)
Net Asset Value,
End of Period	$14.38	$15.13	$13.69	$13.78	$13.03	$14.76

Total Return(5)	0.16%	15.03%	(0.45)%	8.25%	(8.23)%	13.10%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.83%	0.82%	0.83%(6)	0.82%	0.82%	0.83%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.05%	3.01%	2.95%(6)	2.51%	2.17%	2.60%
Portfolio Turnover Rate	64%	74%	37%	206%	226%	104%
Net Assets, End of Period
(in thousands)	$1,343,268	$1,811,299	$1,440,762	$1,317,505	$1,040,576	$976,828

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current presentation.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

International Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004(2)(3)
Per-Share Data
Net Asset Value,
Beginning of Period	$15.15	$13.70	$13.78	$13.04	$14.77	$13.37
Income From
Investment Operations
Net Investment
Income (Loss)(4)	0.46	0.48	0.21	0.35	0.36	0.17
Net Realized and
Unrealized Gain (Loss)	(0.44)	1.58	(0.26)	0.74	(1.52)	1.84
Total From
Investment Operations	0.02	2.06	(0.05)	1.09	(1.16)	2.01
Distributions
From Net
Investment Income	(0.57)	(0.61)	(0.03)	(0.34)	(0.44)	(0.57)
From Net Realized Gains	(0.21)	—	—	(0.01)	(0.13)	(0.04)
Total Distributions	(0.78)	(0.61)	(0.03)	(0.35)	(0.57)	(0.61)
Net Asset Value,
End of Period	$14.39	$15.15	$13.70	$13.78	$13.04	$14.77

Total Return(5)	0.34%	15.29%	(0.34)%	8.43%	(7.98)%	15.25%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.63%	0.62%	0.63%(6)	0.62%	0.62%	0.63%(6)
Ratio of Net Investment
Income (Loss)
to Average Net Assets	3.25%	3.21%	3.15%(6)	2.71%	2.37%	2.88%(6)
Portfolio Turnover Rate	64%	74%	37%	206%	226%	104%(7)
Net Assets, End of Period
(in thousands)	$228,895	$250,179	$109,350	$88,812	$6,329	$1,263

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	August 2, 2004 (commencement of sale) through December 31, 2004.
(3)	Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current presentation.
(4)	Computed using average shares outstanding throughout the period.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

International Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(2)	2006	2005	2004(3)
Per-Share Data
Net Asset Value,
Beginning of Period	$15.07	$13.67	$13.77	$13.01	$14.75	$13.62
Income From
Investment Operations
Net Investment
Income (Loss)(4)	0.39	0.41	0.18	0.30	0.27	0.32
Net Realized and
Unrealized Gain (Loss)	(0.43)	1.54	(0.26)	0.74	(1.51)	1.42
Total From
Investment Operations	(0.04)	1.95	(0.08)	1.04	(1.24)	1.74
Distributions
From Net
Investment Income	(0.49)	(0.55)	(0.02)	(0.27)	(0.37)	(0.56)
From Net Realized Gains	(0.21)	—	—	(0.01)	(0.13)	(0.05)
Total Distributions	(0.70)	(0.55)	(0.02)	(0.28)	(0.50)	(0.61)
Net Asset Value,
End of Period	$14.33	$15.07	$13.67	$13.77	$13.01	$14.75

Total Return(5)	(0.08)%	14.50%	(0.57)%	8.03%	(8.47)%	12.93%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.08%	1.07%	1.08%(6)	1.07%	1.07%	1.08%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.80%	2.76%	2.70%(6)	2.26%	1.92%	2.35%
Portfolio Turnover Rate	64%	74%	37%	206%	226%	104%
Net Assets, End of Period
(in thousands)	$92,778	$124,844	$72,787	$65,452	$61,663	$42,736

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current presentation.
(4)	Computed using average shares outstanding throughout the period.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

International Bond

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.29	0.22
Net Realized and Unrealized Gain (Loss)	(0.44)	0.69
Total From Investment Operations	(0.15)	0.91
Distributions
From Net Investment Income	(0.36)	(0.41)
From Net Realized Gains	(0.21)	—
Total Distributions	(0.57)	(0.41)
Net Asset Value, End of Period	$14.33	$15.05

Total Return(3)	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.83%	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.05%	1.96%(4)
Portfolio Turnover Rate	64%	74%(5)
Net Assets, End of Period (in thousands)	$201	$258

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

International Bond

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.28	0.22
Net Realized and Unrealized Gain (Loss)	(0.43)	0.69
Total From Investment Operations	(0.15)	0.91
Distributions
From Net Investment Income	(0.36)	(0.41)
From Net Realized Gains	(0.21)	—
Total Distributions	(0.57)	(0.41)
Net Asset Value, End of Period	$14.33	$15.05

Total Return(3)	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.83%	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.05%	1.93%(4)
Portfolio Turnover Rate	64%	74%(5)
Net Assets, End of Period (in thousands)	$2,806	$1,497

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

International Bond

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.09	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.34	0.28
Net Realized and Unrealized Gain (Loss)	(0.42)	0.69
Total From Investment Operations	(0.08)	0.97
Distributions
From Net Investment Income	(0.45)	(0.43)
From Net Realized Gains	(0.21)	—
Total Distributions	(0.66)	(0.43)
Net Asset Value, End of Period	$14.35	$15.09

Total Return(3)	(0.40)%	6.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.33%	1.32%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.55%	2.45%(4)
Portfolio Turnover Rate	64%	74%(5)
Net Assets, End of Period (in thousands)	$102	$28

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as trustees and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Trustee
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee: None

Independent Trustees
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the International Bond Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The JPMorgan Global Traded Government Bond Index (JPM GTGBI) is a market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America, Europe, Asia, and Australia.

The JPMorgan Government Bond Index – Global (GBI Global), excluding U.S. is a market-capitalization weighted index consisting of returns from investing in 13 developed government bond markets with the U.S. excluded.

The fund benchmark is the JPM GTGBI with the U.S. excluded and Japan weighted at 15%.

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century International Bond Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66123N

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$20,136
	FY 2009:	$29,527

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2008:	$90,000
	FY 2009:	$134,350

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 28, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 28, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 28, 2009